EXHIBIT 10.34

                                                        1/1/89

                    SHONEY'S RESTAURANT
                    RESERVED AREA AGREEMENT

 THIS AGREEMENT, made and entered into this______day of May, 1989, by and between SHONEY'S, INC., a Tennessee corporation, with its principal place of business located at 1727 Elm Hill
 Nashville, Tennessee 37210 (hereinafter referred to as
 "Licensor") and T.P.I. Restaurants, Inc. (hereinafter referred to as the "Licensee").

                      WITNESSETH:

       WHEREAS, Licensee desires to reserve the right to develop and operate restaurants to be operated under the names "Shoney's" or such other name as Licensor shall designate (hereinafter referred to as "Shoney's restaurants") to be located in the area specified in Exhibit A hereto, which area is hereinafter referred to as the "Reserved Area"; and


        WHEREAS, Licensor is willing to reserve to Licensee the right to develop and operate Shoney's restaurants in the Reserved Area under the terms and conditions set forth below.

       NOW, THEREFORE, for and in consideration of the sum of Ten
Dollars ($10.00) and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties covenant as follows:

       1. Without the prior written consent of Licensee, Licensor agrees not to develop or operate for itself or grant an option or license to any other party to develop or operate a Shoney's restaurant in the Reserved Area, except as hereinafter provided in this Agreement.


       2. Licensee agrees to open Shoney's restaurants in the Reserved Area in accordance with the development schedule set forth in Exhibit B attached hereto. Prior to opening any such restaurant, Licensee shall submit an application to Licensor for each new Shoney's restaurant Licensee desires to open in the Reserved Area. Following such application, Licensor shall review the operations and financial condition of Licensee and

   FB  Licensor   (Initial Here)
- -------
   LW  Licensee   (Initial Here)
- -------
of all existing Shoney's or other restaurants operated by Licensee and if Licensor determines that Licensee and said restaurants are in good standing, both financially and operationally, Licensee shall be given the right to execute Licensor's then current form of license agreement for the operation of such restaurant. For the purposes of this Agreement, "financial good standing" shall mean the ability to bear the risk of losses that may result from the construction and operation of additional restaurants without compromising any existing restaurant operations either in terms of quality or extent of services. "Operational good standing" shall mean that Licensee shall be able to staff and operate a new restaurant in conformity with the standards of service, sanitation and food preparation then in effect without compromising those same standards in his existing restaurant operations. If, in the opinion of Licensor, Licensee is not in good standing at the time of the review, Licensor will issue in writing a statement listing any and all deficiencies, and Licensee will then have a period of thirty (30) days from the date of such statement to correct the deficiencies. If Licensee corrects the deficiencies and in the opinion of Licensor is then in good standing, Licensee shall then be given the right to execute a license agreement under the terms set forth above in this paragraph. If Licensee fails to correct the deficiencies within said thirty (30) day period, then all of Licensee's rights under this Agreement shall terminate as provided in paragraph 3. Licensor agrees that it shall begin the review of Licensee's operations required under this paragraph no later than thirty (30) days after receiving a request by Licensee for a license to develop and operate a Shoney's restaurant in the Reserved Area, and will complete and notify Licensee within sixty (60) days after receiving the request.

        3. In the event Licensee fails to open Shoney's restaurants within the Reserved Area in accordance with the development schedule set forth on Exhibit B attached hereto, this Agreement shall, at the option of the Licensor, terminate and Licensor shall thereafter be free to develop and operate for itself or to grant a license to any other party to develop or operate Shoney's restaurants in the Reserved Area, and Licensee shall have only such rights as shall have been granted to it pursuant to any existing license agreement and shall have no further rights pursuant to this Agreement.

       4. Should any Shoney's restaurant be destroyed or should the site for such restaurant be condemned, Licensee shall have one year from the date of such destruction or condemnation to reopen said Shoney's Restaurant or replace it with a new Shoney's restaurant. If Licensee fails to reopen or replace the

   FB  Licensor   (Initial Here)
- -------
   LW  Licensee   (Initial Here)
- -------
                             -2-
destroyed or condemned restaurant within the one year period, then all of Licensee's rights under this Agreement shall terminate as provided in paragraph 3. Licensee shall not be charged an initial license fee for any new Shoney's restaurant opened to replace a restaurant destroyed or condemned.

       5. Unless otherwise set forth on Exhibit B attached to this Agreement, the franchise fees, royalty fees and other fees applicable to any new Shoney's restaurant opened pursuant to this Agreement shall be at the rates contained in the first license agreement for a Shoney's restaurant in the Reserved
Area granted to Licensee.

       6. Upon the default by Licensee under the terms of any license agreement executed by Licensee with Licensor, or the expiration of more than ten percent (10%) of Licensee's license agreements for operation of Shoney's restaurants within the Reserved Area, Licensee's rights under this Agreement shall, at Licensor's option, terminate.

       7. Licensee shall not be limited to opening the number of Shoney's restaurants shown on Exhibit B but shall be entitled to open as many restaurants in the Reserved Area as it deems desirable provided Licensee is in compliance with the terms hereof and following the procedures set forth herein for the opening of new Shoney's restaurants in the Reserved Area.

       8. Licensee may not assign, transfer or convey all or any part of this Agreement or the rights granted to it hereunder except with the prior written consent of Licensor.

          IN WITNESS WHEREOF, the parties have executed this Agreement on the day and date first above written, the corporate party(ies) by their duly authorized officer or officers.

LICENSOR: SHONEY'S INC,                      LICENSEE:

By: /s/ Frank Brown                           By: /s/ Larry R. Walker

Title:                                        Title: Sr. Vice Pres.

By

Title:

                           EXHIBIT A
                    to Reserved Area Agreement
                    Dated May 1, 1989 between
            Shoney's, Inc. and T.P.I. Restaurants, Inc.

                          Reserved Area
      The following counties, all within the State of Texas:
                          Limestone                          Hill
                          Bosque                             Hood
                          Johnson                            Ellis
                          Navarro                            Henderson
                          Van Zandt                          Kaufman
                          Dallas (except as                  Tarrant
                          set forth below)                   Wise
                          Parker                             Rains
                          Rockwall                           Franklin
                          Wood                               Morris
                          Titus                              Cass
                          Marion                             Hunt
                          Hopkins                            Delta
                          Upshur                             Red River
                          Camp

        Excluded from the reserved area set forth above, however, is that area within Dallas County, Texas that is within a 5 mile radius of 2310 Stemmons Trail, Dallas, Texas 75220.

        In exchange for the grant of the foregoing reserved area, Licensee hereby relinquishes any claim or right to develop and/or open Shoney's restaurants within the areas referred to as the "Illinois/Indiana Territory", the "Iowa Territory", the "Wisconsin Territory" and the "Minnesota Territory" in that Agreement dated January 9, 1987 (the "Settlement Agreement") between Shoney's, Inc. and Shoney's South, Inc., the predecessor corporation of Licensee. With the exception of the preceding sentence, the terms and provisions of the Settlement Agreement shall remain in full force and effect.

  FB   Licensor   (Initial Here)
- ------
  LW   Licensee   (Initial Here)
- ------
                                                 0628I/5-1-89

                           EXHIBIT B
                  to Reserved Area Agreement
                   Dated May 1, 1989 between
          Shoney's, Inc. and T.P.I. Restaurants, Inc.

                     Development Schedule

       Licensee shall build and open fourteen (14) Shoney's restaurants within the Reserved Area on or before October 1, 1996.

                         Fee Schedule

       For any Shoney's restaurant opened within the Reserved
Area, the initial fees and royalties shall be:

               Initial Fee:                          $4,000 per restaurant
               Royalty:                              3% of gross sales









  FB   Licensor   (Initial Here)
- ------
  LW   Licensee   (Initial Here)
- ------
                                                0628I/5-8-89
                           -5-

               ADDENDUM TO RESERVED AREA AGREEMENT

        This Agreement is an Addendum to that certain Reserved Area Agreement relating to the development of "Shoney's" restaurants dated May _____ 1989 (the "Reserved Area Agreement") by and between Shoney's, Inc. (hereinafter referred to as the "Licensor") and T.P.I. Restaurants, Inc. (hereinafter referred to as the "Licensee")

                      WITNESSETH:

        WHEREAS, Licensor and Licensee wish to make certain changes in the Reserved Area Agreement, which changes are more particularly set forth herein.

        NOW, THEREFORE, for and in consideration of the covenants and agreements set forth herein and in the Reserved Area
 Agreement, it is mutually agreed as follows:

        1.    With respect to paragraph 2 of the Reserved Area
 Agreement:

             (a) "Operational good standing" shall be determined by
                 Licensor from those restaurants then being operated by Licensee within the Reserved Area; and

             (b) The reference to "then current form of license
                 agreement" shall be deemed to mean that form of license agreement together with such addendum as has heretofore been agreed to by Licensor and Licensee.

       2. Paragraph 4 of the Reserved Area Agreement is deleted in its entirety.

       3. Paragraph 6 of the Reserved area Agreement is amended as follows:

            (a) After the word "Licensor" and before the comma in the
                second line thereof, insert the words "for operation of a restaurant within the Reserved Area"; and

            (b) After the word "expiration" in the third line thereof,
                insert the following:    "(without replacing those
                restaurants whose license agreements expire within two
                 (2) years following such expiration)".

            *

       4. Except as expressly modified herein, all other terms and provisions of the Reserved Area Agreement, including the provisions relating to the required fees, shall remain in full force and effect.

          *3(c) Remedies set forth shall be Licensor's exclusive remedies.



                                                           FB
                                                           LW

        IN WITNESS WHEREOF, the parties have executed this Addendum this 8th day of May, 1989.

 SHONEY'S, INC.                                       T.P.I. RESTAURANTS


By: /s/ Frank Brown
                                                       By: /s/ Larry R. Walker
Title:
                                                       Title: Sr. Vice Pres.
By:

Title:












                                                  0646I/5-8-89

                     AMENDED AND RESTATED
              ADDENDUM TO RESERVED AREA AGREEMENT

        This Agreement is an Amended and Restated Addendum to certain Reserved Area Agreement dated May 1, 1989 relating to the development of "Shoney's" restaurants (the "Reserved Area Agreement") within certain counties within the State of Texas by and between Shoney's, Inc. (hereinafter referred to as the "Licensor") and T.P.I. Restaurants, Inc. (hereinafter referred to as the "Licensee").

                           WITNESSETH:

        WHEREAS, Licensor and Licensee wish to make certain changes in the Reserved Area Agreement, which changes are particularly set forth herein.

        NOW, THEREFORE, for and in consideration of the covenants and agreements set forth herein and in the Reserved Area
 Agreement, it is mutually agreed as follows:

       1.    With respect to paragraph 2 of the Reserved
Agreement:

            (a) "Operational good standing" shall be determined by
                Licensor from those restaurants then being operated by Licensee within the Reserved Area; and

            (b) The reference to "then current form of license
                agreement" shall be deemed to mean that form of license agreement together with such addendum heretofore been agreed to by Licensor and Licensee.

      2. Paragraph 4 of the Reserved Area Agreement is deleted in its entirety.


      3. Paragraph 6 of the Reserved Area Agreement is amended as follows:

            (a) After the word "Licensor" and before the comma in the
                second line thereof, insert the words "for operation of a restaurant within the Reserved Area"; and

            (b) After the word "expiration" in the third line, thereof,
                insert the following:    "(without replacing those
                restaurants whose license agreements expire within two
                (2) years following such expiration)".

            (c) The following sentence shall be added:     "The
                termination of Licensee's rights under this agreement shall be Licensor's sole remedy for Licensee's allowing the expiration (and failure to replace) such license agreements."

       4. Exhibit B to the Reserved Area Agreement is amended to change "1996" in the Development Schedule to "1997."

       5. Except as expressly modified herein, all other terms and provisions in any agreements between the parties (including, without limitation, those contained in that agreement dated August 2, 1988 by and among Licensor, Licensee (then known as Shoney's South, Inc.) and T.P.I. Enterprises, Inc. and in the Reserved Area Agreement), including the provisions relating to the required fees, shall remain in full force and effect; provided, however, that this Amended and Restated Addendum shall replace and supersede that Addendum dated May 1, 1989 to the Reserved Area Agreement.

       IN WITNESS WHEREOF, the parties have executed this Addendum this 1st day of January, 1990.


SHONEY'S, INC.                                 T.P.I. RESTAURANTS

By: /s/ F. E. McDaniel, Jr.                    By: /s/ J. Gary Sharp
Title: Secretary                               Title: President

By:
Title:



                                                  0646I/1-23-90

                        SECOND AMENDED AND RESTATED
                    ADDENDUM TO RESERVED AREA AGREEMENT

     This Agreement is a Second Amended and Restated Addendum to that certain Reserved Area Agreement dated May 1, 1989 relating to the development of "Shoney's" restaurants (the "Reserved Area Agreement") within certain counties within the State of Texas by and between Shoney's, Inc. (hereinafter referred to as the "Licensor") and T.P.I. Restaurants, Inc. (hereinafter referred to as the "Licensee").

                            W I T N E S S E T H:
                            -------------------

     WHEREAS, Licensor and Licensee wish to make certain changes in the Reserved Area Agreement, which changes are more particularly set forth herein.

     NOW, THEREFORE, for and in consideration of the covenants and agreements set forth herein and in the Reserved Area Agreement, it is mutually agreed as follows:

     1.   With respect to paragraph 2 of the Reserved Area Agreement:

     (a) "Operational good standing" shall be determined by Licensor from those restaurants then being operated by Licensee within the Reserved Area; and

     (b) The reference to "then current form of license agreement" shall be deemed to mean that form of license agreement together with such addendum as has heretofore been agreed to by Licensor and Licensee.

     2. Paragraph 4 of the Reserved Area Agreement is deleted in its entirely.

     3.   Paragraph 6 of the Reserved Area Agreement is amended as follows:

     (a) After the word "Licensor" and before the comma in the second line thereof, insert the words "for operation of a restaurant within the Reserved Area"; and

     (b) After the word "expiration" in the third line, Thereof, insert the following: "(without replacing those restaurants whose license agreements expire within two (2) years following such expiration)".

     (c) The following sentence shall be added: "The termination of Licensee's rights under this agreement shall be Licensor's sole remedy for Licensee's allowing the expiration (and failure to replace) such license agreements."

     4. Exhibit B to the Reserved Area Agreement is amended to change "1996" in the Development Schedule to "1998."

     5. Except as expressly modified herein, all other terms and provisions in any agreements between the parties (including, without limitation, those contained in that agreement dated August 2, 1998 by and among Licensor, Licensee (then known as Shoney's South, Inc.) and T.P.I. Enterprises, Inc. and in the Reserved Area Agreement), including the provisions relating to the required fees, shall remain in full force and effect; provided, however, that this Second Amended and Restated Addendum shall replace and supersede that Amended and Restated Addendum dated January 1, 1990 to the Reserved Area Agreement.

     IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Addendum this ___ day of April, 1991.


SHONEY'S INC.                           T.P.I. RESTAURANTS


By: /s/ Stephen C. Sanders              By:    /s/ J. Gary Sharp
    ------------------------------          ------------------------------
     STEPHEN C. SANDERS
Title:  DIVISION PRESIDENT              Title:   President
       ---------------------------             ---------------------------

By: /s/ RUSSELL L. COOPER
    ------------------------------
     RUSSELL L. COOPER
Title:  SR. V.P. FRANCHISING
       ---------------------------
        & DEVELOPMENT


                                                                    2418I/4-1-91

                 THIRD ADDENDUM TO RESERVED AREA AGREEMENT
                 -----------------------------------------

     THIS AGREEMENT is a third addendum to that certain Reserved Area Agreement dated May 1, 1989 (the "Reserved Area Agreement"), by and between Shoney's Inc. (hereinafter referred to as the "Licensor") and TPI
Restaurants, Inc. (hereinafter referred to as the "Developer") in connection with the development of Shoney's Restaurants within Texas.

                            W I T N E S S E T H:
                            -------------------

     WHEREAS, Licensor and Developer wish to make certain changes in the Reserved Area Agreement, which changes are more particularly set forth herein.

     NOW, THEREFORE, for and in consideration of the covenants and agreements set forth herein and in the Reserved Area Agreement, it is mutually agreed as follows:

     1. Exhibit B to the Reserved Area Agreement is amended to modify the Development Schedule as follows: Licensee shall build and open fourteen (14) Shoney's restaurants within the Reserved Area on or before October 1, 1999.

     2. Except as expressly amended herein, all other terms and conditions of the Reserved Area Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this agreement as of the _______ day of ___________________, 1995.


DEVELOPER:                              LICENSOR:

TPI RESTAURANTS, INC.                   SHONEY'S, INC.


By: /s/ Les Lockhart                    By:
    ------------------------------          ------------------------------
     LES LOCKHART                               CHARLES E. PORTER
Title:  V.P. of Development             Title:   President
       ---------------------------             ---------------------------


                                        By:
                                            ------------------------------
                                                CHARLES VAUGHN
                                        Title:   Vice President
                                               ---------------------------
                                                 Franchising & Development
                                               ---------------------------